Business Combination and Goodwill	12 Months Ended
Dec. 31, 2022
Business Combination and Goodwill [Abstract]
BUSINESS COMBINATION AND GOODWILL

22 BUSINESS COMBINATION AND GOODWILL

On 3 June 2022, the Group acquired 100% of the shares of Spotlight Recreational Services LLC (“Spotlight”), a Company incorporated under the laws of the United Arab Emirates, pursuant to the signed sale and purchase agreement. Spotlight is engaged in operating live events. This acquisition has been accounted for in accordance with IFRS 3 Business Combinations.

The initial accounting is based on the management’s best estimate of the fair value of the assets and liabilities acquired by the Group and will be finalized within the next 12 months. The finalization of the purchase price allocation may result in a change in the fair value of assets and liabilities acquired, and accordingly a corresponding change in the goodwill.

Management believes there are no material provisional assets and liabilities to be recorded at the date of the acquisition, further Management does not expect any material adjustments upon the completion of the purchase price allocation exercise. The purchase consideration are as follows:

●	USD 350,000 paid in cash at closing of acquisition which has been fully paid is at December 31, 2022

●	USD 250,000, to be paid in shares

At December 31,2022, the share payment mentioned above was still due for issuance.

The acquired business contributed a profit of USD 430,265 and Revenue of USD 4,864,015 for the period since the acquisition date to 31 December 2022.